EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Apollo Group, Inc. (the “Company”) on Form 10-K for the fiscal year ended August 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles B. Edelstein, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: October 28, 2008

/s/ Charles B. Edelstein
Charles B. Edelstein
Chief Executive Officer and Director (Principal Executive Officer)

     A signed original of this written statement required by Section 906 has been provided to Apollo Group, Inc. and will be retained by Apollo Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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